Exhibit 10.14

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

The following management agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.4 to this Form 10-Q.

1.	(Sunrise At Siegen) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Baton Rouge LA Senior Living, LLC and CHTSUN Partners IV, LLC.

2.	(Sunrise of Gilbert) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Gilbert AZ Senior Living, LLC and CHTSUN Partners IV, LLC.

3.	(Sunrise of Santa Monica) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., AL Santa Monica Senior Housing, LP and CHTSUN Partners IV, LLC.

4.	(Sunrise of Metairie) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Two Metairie LA Senior Living, LLC and CHTSUN Partners IV, LLC.

5.	(Sunrise of Louisville) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., Sunrise Louisville KY Senior Living, LLC and CHTSUN Partners IV, LLC.

6.	(Sunrise at Fountain Square) Management Agreement dated as of June 29, 2012, by and among Sunrise Senior Living Management, Inc., CHTSun Three Lombard IL Senior Living, LLC and CHTSUN Partners IV, LLC.

The following promissory notes have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.6 to this Form 10-Q.

1.	(Sunrise at Siegen) Promissory Note ($9,769,000) dated June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSUN Two Baton Rouge LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

2.	(Sunrise of Connecticut Avenue) Promissory Note ($33,932,000) dated June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) in favor of The Prudential Insurance Company of America.

3.	(Sunrise of Santa Monica) Promissory Note ($21,068,000) dated June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Housing, LP in favor of The Prudential Insurance Company of America.

4.	(Sunrise of Metairie) Promissory Note ($13,839,000) dated June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC in favor of The Prudential Insurance Company of America.

5.	(Sunrise of Louisville) Promissory Note ($11,674,000) dated June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC in favor of The Prudential Insurance Company of America.

6.	(Sunrise at Fountain Square) Promissory Note ($17,657,000) dated June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC in favor of The Prudential Insurance Company of America.

The following deeds of trust and security agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.7 to this Form 10-Q.

1.	Sunrise at Siegen—First) Multiple Indebtedness Mortgage and Security Agreement dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC (f/k/a MetSun Two Baton Rouge LA Senior Living, LLC) to The Prudential Insurance Company of America.

2.	(Sunrise of Connecticut Avenue—First) Amended and Restated Deed of Trust and Security Agreement dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) to First American Title Insurance Company (Trustee) f/b/o the Prudential Insurance Company of America.

3.	(Sunrise of Santa Monica—First) Amended and Restated Deed of Trust, Security Agreement and Fixture Filing dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

4.	(Sunrise of Metairie—First) Multiple Indebtedness Mortgage and Security Agreement dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

5.	(Sunrise of Louisville—First) Mortgage and Security Agreement dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

6.	(Sunrise at Fountain Square—First) Mortgage and Security Agreement dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC) to The Prudential Insurance Company of America.

7.	(Sunrise of Gilbert—Second) Deed of Trust and Security Agreement dated as of June 29, 2012 made by Gilbert AZ Senior Living Owner , LLC and CHTSun Two Gilbert AZ Senior Living, LLC to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

8.	(Sunrise at Siegen—Second) Multiple Indebtedness Mortgage and Security Agreement dated as of June 29, 2012, made by Baton Rouge LA Senior Living Owner, LLC and CHTSun Two Baton Rouge LA Senior Living, LLC to The Prudential Insurance Company of America.

9.	(Sunrise of Connecticut Avenue—Second) Amended and Restated Deed of Trust and Security Agreement dated as of June 29, 2012, made by Sunrise Connecticut Avenue Assisted Living Owner, L.L.C. (f/k/a Sunrise Connecticut Avenue Assisted Living, L.L.C.) to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

10.	(Sunrise of Santa Monica—Second) Amended and Restated Deed of Trust, Security Agreement and Fixture Filing dated as of June 29, 2012, made by Santa Monica Assisted Living Owner, LLC and AL Santa Monica Senior Housing, LP to First American Title Insurance Company (Trustee) f/b/o The Prudential Insurance Company of America.

11.	(Sunrise at Metairie—Second) Multiple Indebtedness Mortgage and Security Agreement dated as of June 29, 2012, made by Metairie LA Senior Living Owner, LLC and CHTSun Two Metairie LA Senior Living, LLC (f/k/a MetSun Two Metairie LA Senior Living, LLC) to The Prudential Insurance Company of America.

12.	(Sunrise of Louisville—Second) Mortgage and Security Agreement dated as of June 29, 2012, made by Louisville KY Senior Living Owner, LLC and Sunrise Louisville KY Senior Living, LLC to The Prudential Insurance Company of America.

13.	(Sunrise at Fountain Square—Second) Mortgage and Security Agreement dated as of June 29, 2012, made by Lombard IL Senior Living Owner, LLC and CHTSun Three Lombard IL Senior Living, LLC (f/k/a MetSun Three Lombard IL Senior Living, LLC to The Prudential Insurance Company of America.

The following recourse liabilities guaranties have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.8 to this Form 10-Q.

1.	(Sunrise at Siegen) Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

2.	(Sunrise of Connecticut Avenue) Amended and Restated Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

3.	(Sunrise of Santa Monica) Amended and Restated Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

4.	(Sunrise of Metairie) Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

5.	(Sunrise of Louisville) Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.

6.	(Fountain Square) Recourse Liabilities Guaranty dated June 29, 2012, given by CNL Healthcare Trust, Inc. and Sunrise Senior Living Investments, Inc. f/b/o The Prudential Insurance Company of America.